                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) MAY 24, 1996
                                                 ------------




                           FRACTAL DESIGN CORPORATION
- --------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)




CALIFORNIA                         000-26822                          77-0276903
- --------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                      (IRS Employer
of incorporation)                 File Number)               Identification No.)




335 SPRECKELS DRIVE, APTOS, CALIFORNIA                      95003
- --------------------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code:    (408) 688-5300
                                                   --------------------------




                                       N/A
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

The Undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its current report on Form 8-K, originally filed with the Securities and Exchange Commission on June 6, 1996 (the "Form 8-K") as set forth in the pages attached hereto.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

A. Item 7(a) of Registrant's Current Report on Form 8-K is amended to add the required financial statements of the business acquired, including the unaudited balance sheet as of March 31, 1996 and unaudited statements of operations and cash flows for the three months ended March 31, 1996 and March 31, 1995.

                         RAY DREAM, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                                                                           (Unaudited)
                                                                            March 31,        December 31,
                                Assets                                        1996               1995
                                ------                                        ----               ----
Current assets:
   Cash and cash equivalents                                              $ 1,731,300        $ 1,938,600
   Trade receivables, less allowance for returns and bad debts of
      $965,300 at March 31, 1996 and $584,500 at December 31, 1995          2,536,500          1,647,300
   Inventories                                                                416,300            387,100
   Prepaid expenses and other assets                                          510,300            271,700
                                                                          -----------        -----------

                  Total current assets                                      5,194,400          4,244,700

Property and equipment                                                        370,700            304,400
Other assets                                                                  182,900            191,300
                                                                          -----------        -----------

                                                                          $ 5,748,000        $ 4,740,400
                                                                          ===========        ===========

                 Liabilities and Shareholders' Equity
                 ------------------------------------

Current liabilities:
   Current portion of long-term debt                                      $   166,700        $   166,700
   Accounts payable                                                         1,197,800            828,800
   Accrued expenses                                                           868,300            546,600
   Deferred revenue                                                           768,300             13,900
                                                                          -----------        -----------

                  Total current liabilities                                 3,001,100          1,556,000

Long-term debt                                                                250,000            291,700
                                                                          -----------        -----------

                  Total liabilities                                         3,251,100          1,847,700

Shareholders' equity:
   Preferred stock (aggregate liquidation preference of $5,392,500)         5,296,900          5,296,900
   Common stock, no par, 7,000,000 shares authorized; 1,862,336 and
      1,808,336 shares issued and outstanding at March 31, 1996 and
      December 31, 1995, respectively                                         733,700            726,300
   Deferred stock compensation                                               (322,200)          (407,500)
   Cumulative translation adjustment                                          (49,700)           (80,500)
   Accumulated deficit                                                     (3,161,800)        (2,642,500)
                                                                          -----------        -----------

                  Total shareholders' equity                                2,496,900          2,892,700
                                                                          -----------        -----------

                                                                          $ 5,748,000        $ 4,740,400
                                                                          ===========        ===========

                         RAY DREAM, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                      (Unaudited)
                                                                   Three months ended
                                                                   ------------------
                                                               March 31,         March 31,
                                                                 1996              1995
                                                                 ----              ----
Revenue:
   Product sales                                              $2,979,500        $1,474,600
   License revenue                                                    --            86,800
                                                              ----------        ----------

                  Total revenue                                2,979,500         1,561,400

Costs and expenses:
   Cost of revenues                                              607,400           141,000
   Research and development                                      486,500           263,000
   Sales and marketing                                         1,850,200         1,008,000
   General and administrative                                    453,500           217,000
                                                              ----------        ----------

                  Total costs and expenses                     3,397,600         1,629,000
                                                              ----------        ----------

                  Operating loss                                (418,100)          (67,600)

Interest income, net                                              23,100            30,000
                                                              ----------        ----------

                  Net (loss) before income taxes                (395,000)          (37,600)

Income taxes                                                     124,300             7,000
                                                              ----------        ----------

                  Net loss                                    $ (519,300)       $  (44,600)
                                                              ==========        ==========

Net loss per share                                            $    (0.28)       $    (0.02)
                                                              ==========        ==========

Shares used in computing net loss per share                    1,835,000         1,791,000
                                                              ==========        ==========


          See accompanying Notes to Consolidated Financial Statements

                         RAY DREAM, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                            (Unaudited)
                                                                         Three months ended
                                                                         ------------------
                                                                     March 31,         March 31,
                                                                       1996              1995
                                                                       ----              ----
Cash flows from operating activities:
    Net loss                                                       $  (519,300)       $  (44,600)
    Adjustments to reconcile net income to net cash used for
       operating activities:
          Depreciation                                                  39,000            29,900
          Stock compensation expense                                    85,300                --
          Allowance for returns and bad debts                          380,800            20,400
          Changes in operating assets and liabilities:
              Trade receivables                                     (1,270,000)         (381,300)
              Inventories                                              (29,200)          (11,800)
              Prepaid expenses and other assets                       (238,600)          (81,200)
              Accounts payable                                         369,000            84,000
              Accrued expenses                                         321,700            78,900
              Deferred revenue                                         754,400              (500)
                                                                   -----------        ----------

                  Net cash used for operating activities              (106,900)         (306,200)
                                                                   -----------        ----------

Cash flows from investing activities:
    Purchases of property and equipment                               (105,300)          (66,100)
    Other assets                                                         8,400            (8,000)
                                                                   -----------        ----------

                  Net cash used for investing activities               (96,900)          (74,100)
                                                                   -----------        ----------

Cash flows from financing activities:
    Principal payments on note payable                                 (41,700)               --
    Issuance of common stock from exercise of stock options              7,400                --
                                                                   -----------        ----------

                  Net cash used for financing activities               (34,300)               --
                                                                   -----------        ----------

Effect of exchange rate changes on cash                                 30,800            41,500
                                                                   -----------        ----------

Net decrease in cash and cash equivalents                             (207,300)         (338,800)

Cash and cash equivalents at beginning of period                     1,938,600         2,217,000
                                                                   -----------        ----------
Cash and cash equivalents at end of period                         $ 1,731,300        $1,878,200
                                                                   ===========        ==========


          See accompanying Notes to Consolidated Financial Statements

                         RAY DREAM, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                      MARCH 31, 1996 AND DECEMBER 31, 1995


(1)      BASIS OF PRESENTATION

         The financial information contained herein has been prepared without audit in accordance with the Company's accounting policies as described in its Registration Statement filed with the Securities and Exchange Commission on Form S-4, declared effective on April 26, 1996. In the opinion of management, all adjustments, including normal recurring accruals, necessary for a fair presentation of the Company's financial position, results of operation and cash flows for the interim periods presented have been made. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted where such disclosure would substantially duplicate previous disclosures. These financial statements should be read in conjunction with the financial statements and related notes included in the Company's Registration Statement on Form S-4, declared effective on April 26, 1996. The interim results are not necessarily indicative of the results to be expected for the entire year.

(2)      SHORT-TERM INVESTMENTS

         Short-term investments have been classified as available-for-sale securities, and as of March 31, 1996 and December 31, 1995, consisted of the following:

                                   (Unaudited)
                                     March 31,      December 31,
                                       1996             1995
                                   -----------      ------------
     U.S. Government agencies       $       --       $  149,300
     Commercial paper                1,191,700        1,238,300
                                    ----------       ----------
                                    $1,191,700       $1,387,600
                                    ==========       ==========

         All securities were due in 90 days or less, and are included in cash and cash equivalents. The estimated fair value of these investments approximated cost as of March 31, 1996 and December 31, 1995.

(3)      INVENTORIES

         A summary of inventories as of March 31, 1996 and December 31, 1995 follows:

                                           (Unaudited)
                                             March 31,    December 31,
                                               1996           1995
                                           -----------    ------------
     Raw materials and work-in-process       $194,500       $188,500
     Finished goods                           221,800        198,600
                                             --------       --------
                                             $416,300       $387,100
                                             ========       ========

(4)      ACCRUED EXPENSES

         A summary of accrued expenses as of March 31, 1996 and December 31, 1995 follows:

                                                (Unaudited)
                                                 March 31,    December 31,
                                                   1996           1995
                                                -----------   ------------
     Accrued payroll and employee benefits       $472,900       $220,400

     Other                                        395,400        326,200
                                                 --------       --------
                                                 $868,300       $546,600
                                                 ========       ========

(5)      PROPERTY AND EQUIPMENT

         A summary of property and equipment as of March 31, 1996 and December 31, 1995 follows:

                                        (Unaudited)
                                         March 31,    December 31,
                                           1996           1995
                                        -----------   ------------
     Computer equipment                  $556,300       $536,300
     Furniture and fixtures               194,600        109,300
                                         --------       --------
                                          750,900        645,600
     Less accumulated depreciation        380,200        341,200
                                         --------       --------
                                         $370,700       $304,400
                                         ========       ========

(6)      PREPAID EXPENSES AND OTHER ASSETS

         A summary of prepaid expenses and other assets as of March 31, 1996 and December 31, 1995 follows:

                                  (Unaudited)
                                   March 31,    December 31,
                                     1996           1995
                                  -----------   ------------
     Prepaid expenses              $194,600       $168,400
     Prepaid merger expenses        263,500             --
     Other assets                    52,200       $103,300
                                   --------       --------
                                   $510,300       $271,700
                                   ========       ========

B. Item 7(b) of Registrant's Current Report on Form 8-K is amended to add the required pro forma financial information.

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

         The following unaudited pro forma combined condensed financial information assumes a business combination between Fractal and Ray Dream accounted for on a pooling of interests basis. The pro forma unaudited combined condensed financial statements are based on the respective historical financial statements of Fractal and Ray Dream and should be read in conjunction with such financial statements and the notes thereto.

         Fractal's fiscal year ends March 31, and Ray Dream's fiscal year ends December 31. The unaudited pro forma combined condensed balance sheet combines Fractal's March 31, 1996 consolidated balance sheet with Ray Dream's March 31, 1996 unaudited consolidated balance sheet. The unaudited pro forma combined condensed statements of operations combine Fractal's historical consolidated statements of operations for the three fiscal years ended March 31, 1996 with corresponding Ray Dream historical consolidated statements of operations for the three years ended December 31, 1995.

         The unaudited pro forma combined condensed information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 (IN THOUSANDS)

                                                                       March 31, 1996
                                                        --------------------------------------------
                                                                             Pro Forma     Pro Forma
                                                        Fractal  Ray Dream  Adjustments    Combined
                                                        -------  ---------  -----------    ---------
ASSETS
Current assets:
    Cash and cash equivalents.....................      $ 5,422   $1,731      $    --       $ 7,153
    Short-term investments........................       23,683       --           --        23,683
    Accounts receivable, net......................        4,070    2,537          713(3)      7,320
    Inventories...................................          804      416           --         1,220
    Deferred income taxes.........................        1,446       --           --         1,446
    Other current assets..........................        1,462      510           --         1,972
                                                        -------   ------      -------       -------
           Total current assets...................       36,887    5,194          713        42,794
                                                        -------   ------      -------       -------
Property and equipment, net.......................          587      371           --           958
Other assets......................................           --      183           --           183
                                                        -------   ------      -------       -------
           Total assets...........................      $37,474   $5,748      $   713       $43,935
                                                        =======   ======      =======       =======
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable..............................      $ 2,482   $1,197      $    --       $ 3,679
    Accrued liabilities...........................        4,482    1,637          278(3)      8,709
                                                                                  713(3)
                                                                                1,865(4)
                                                                                 (266)(4)
    Current portion of long-term debt.............           --      167           --           167
                                                        -------   ------      -------       -------
           Total current liabilities..............        6,964    3,001        2,590        12,555
                                                        -------   ------      -------       -------
Long-term debt....................................           --      250           --           250
                                                        -------   ------      -------       -------
Shareholders' equity..............................       30,510    2,497       (1,877)(3,4)  31,130
                                                        -------   ------      -------       -------
           Total liabilities and shareholders'
           equity                                       $37,474   $5,748      $   713       $43,935
                                                        =======   ======      =======       =======

   See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Information.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    Year ended March 31,
                                                         ----------------------------------------
                                                           1996            1995            1994
                                                         --------        --------        --------
Net revenues                                             $ 29,529        $ 18,476        $ 10,002
Cost of net revenues                                        5,146           3,124           2,524
                                                         --------        --------        --------
     Gross profit                                          24,383          15,352           7,478
                                                         --------        --------        --------
Operating expenses:
     Research and development                               4,073           2,509           1,372
     Sales and marketing                                   13,512           8,992           6,038
     General and administrative                             2,612           1,684           1,166
                                                         --------        --------        --------
                                                           20,197          13,185           8,576
                                                         --------        --------        --------
Income (loss) from operations                               4,186           2,167          (1,098)
Interest income (expense), net                                567              65             (64)
                                                         --------        --------        --------
Income (loss) before income taxes                           4,753           2,232          (1,162)
Provision for income taxes                                 (1,827)           (473)             --
                                                         --------        --------        --------
Net income (loss)                                        $  2,926        $  1,759        $ (1,162)
                                                         ========        ========        ========
Net income (loss) per share                              $   0.25        $   0.17        $  (0.14)
                                                         ========        ========        ========
Shares used to compute net income (loss) per share         11,603         10,485           8,240
                                                         ========        ========        ========

   See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Information.

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

NOTE 1 - BASIS OF COMBINATION:

         The pro forma combined condensed financial information reflects the issuance of 3,165,660 shares of Fractal Common Stock for an aggregate of 5,600,470 shares of Ray Dream Common Stock in connection with the Merger based on an exchange ratio of 0.565249 shares of Fractal for each share of Ray Dream Common Stock.

         Fractal's fiscal year ends on March 31 and Ray Dream's fiscal year ends on December 31. The unaudited pro forma combined condensed balance sheet combines Fractal's March 31, 1996 consolidated balance sheet with Ray Dream's March 31, 1996 unaudited consolidated balance sheet. The unaudited pro forma combined condensed statements of operations combine Fractal's historical consolidated statements of operations for the three fiscal years ended March 31, 1996 with corresponding Ray Dream historical consolidated statements of operations for the three years ended December 31, 1995.

         As a result of the above noted presentation, Ray Dream's net change in equity for the three months ended March 31, 1996, is reflected as an adjustment to retained earnings. Net revenues and net loss of Ray Dream for the three months ended March 31, 1996 were $2,979,500 and $(519,300), respectively.

NOTE 2 - PRO FORMA NET INCOME (LOSS) PER SHARE:

         The unaudited pro forma combined net income (loss) per share is based upon the weighted average number of shares of common stock and, when dilutive, common equivalent shares outstanding of Fractal and Ray Dream for each period using an exchange ratio of 0.565249 shares of Fractal for each share of Ray Dream Common Stock.

         Fractal was exempt from the payment of U.S. federal and certain state income taxes prior to October 1, 1993, as a result of its shareholders electing to be taxed as a Subchapter S Corporation. Effective October 1, 1993 the Company's shareholders terminated their Subchapter S election. As a result of pro forma combined pre-tax losses for the year ended March 31, 1994, there is no pro forma benefit for income taxes. Therefore, the fact that Fractal was a Subchapter S corporation during part of this period does not require any additional pro forma presentations of net income or net income per share as was necessary for Fractal's historical consolidated financial statements. As the unaudited pro forma combined condensed statements of operations combines the historical results of operations of Fractal and Ray Dream, no income tax benefit has been recognized in the unaudited pro forma combined condensed statements of operations for any periods in which Ray Dream had losses from operations and Fractal had income from operations.

NOTE 3 - CONFORMING ADJUSTMENTS & INTERCOMPANY TRANSACTIONS:

         There are no material transactions between Fractal and Ray Dream included in the unaudited pro forma combined financial information for any period presented. The following pro forma adjustments were made to conform Ray Dream financial reporting with the financial reporting presentations of Fractal:

         - Reclassify the $713,000 sales returns reserve of Ray Dream from accounts receivable reserves to an accrued liability.

         - Reclassify the $278,000 cumulative amortization of deferred compensation related to stock options from shareholders' equity to an accrued liability.

NOTE 4 - TRANSACTION COSTS AND RESTRUCTURING EXPENSES:

         Total costs associated with the Merger are expected to be approximately $1,865,000, including approximately, $450,000 for payments under transition and severance agreements, $135,000 related to closing duplicate facilities, $950,000 of transaction costs and $330,000 of other costs. Transaction costs to be incurred by Fractal and Ray Dream include fees to financial advisors and legal, accounting, printing and other related expenses.

         Such costs will be expensed in the quarter ended June 30, 1996, the quarter in which the Merger is expected to be consummated. Accordingly, the unaudited pro forma combined condensed statements of operations do not reflect such costs and expenses. The unaudited pro forma combined condensed balance sheet gives effect to such expenses, net of income taxes of $266,000, as if they had been incurred as of March 31, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Fractal Design Corporation
                                       (Registrant)

Dated:  August 7, 1996                 By: /s/ LESLIE WRIGHT
                                           -----------------
                                           Leslie Wright
                                           Chief Operating Officer, Chief
                                           Financial Officer and Assistant
                                             Secretary